UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 15, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On May 15, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 15, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  June 3, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 15, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 15, 2003


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

                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    May 15, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        118,614,000.00  118,614,000.00   18,079,697.42    89,948.95   18,169,646.37         0.00      0.00      100,534,302.58
A2        138,336,000.00  138,336,000.00            0.00   124,110.45      124,110.45         0.00      0.00      138,336,000.00
A3        124,956,000.00  124,956,000.00            0.00   151,321.72      151,321.72         0.00      0.00      124,956,000.00
A4        114,082,000.00  114,082,000.00            0.00   180,743.92      180,743.92         0.00      0.00      114,082,000.00
B          17,148,000.00   17,148,000.00            0.00    26,217.86       26,217.86         0.00      0.00       17,148,000.00
C           9,233,000.00    9,233,000.00            0.00    20,186.42       20,186.42         0.00      0.00        9,233,000.00
D          11,666,000.00   11,666,000.00            0.00    37,428.42       37,428.42         0.00      0.00       11,666,000.00
CERT                0.00            0.00            0.00         0.00            0.00         0.00      0.00                0.00
TOTALS    534,035,000.00  534,035,000.00   18,079,697.42   629,957.74   18,709,655.16         0.00      0.00      515,955,302.58

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36292RAA9     1,000.00000000 152.42464987    0.75833333    153.18298321    847.57535013         A1         1.300000 %
A2        36292RAB7     1,000.00000000   0.00000000    0.89716668      0.89716668  1,000.00000000         A2         1.538000 %
A3        36292RAC5     1,000.00000000   0.00000000    1.21100003      1.21100003  1,000.00000000         A3         2.076000 %
A4        36292RAD3     1,000.00000000   0.00000000    1.58433337      1.58433337  1,000.00000000         A4         2.716000 %
B         36292RAE1     1,000.00000000   0.00000000    1.52891649      1.52891649  1,000.00000000         B          2.621000 %
C         36292RAF8     1,000.00000000   0.00000000    2.18633380      2.18633380  1,000.00000000         C          3.748000 %
D         36292RAG6     1,000.00000000   0.00000000    3.20833362      3.20833362  1,000.00000000         D          5.500000 %
TOTALS                  1,000.00000000  33.85489232    1.17961883     35.03451115    966.14510768
---------------------------------------------------------------------------------------------------  ---------------------------

    **** Class A-1 Notes - Day Count Basis on Actual/360
    **** Class A-2, A-3, A-4, B, C & D - Day Count Basis on 30/360
    **** Interest on all Note Classes accrues from April 24, 2003 (21 days)


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael A. Smith
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5427
                              Fax: (212) 623-5933
                        Email: michael.a.smith@chase.com

                     ---------------------------------------

Sec. 5.07 (a),(b)          Collections received with respect to the Receivables
                                 Payments Collected Attributed to Principal                                       8,712,181.95
                                 Accounts Paid in Full                                                            7,178,144.34
                                 Liquidated Receivables(including Cram-downs)                                             0.00
                                 Repurchased Receivables                                                                  0.00
                                 Small Balance Write Offs(<=$25)                                                         24.47

                                 Payments Collected Attributable to Interest                                      3,381,969.68

Sec. 5.07(c),d),e),f)      Principal Allocations
                                  Regular Principal Allocation                                                    7,262,807.67
                                  Regular Principal Allocation per $1,000 original principal balance               13.76985776
                                  First Allocation of Principal                                                           0.00
                                  First Allocation of Principal per $1,000 original principal balance               0.00000000
                                  Second Allocation of Principal                                                  1,583,889.75
                                  Second Allocation of Principal per $1,000 original principal balance              3.00296216
                                  Third Allocation of Principal                                                   9,233,000.00
                                  Third Allocation of Principal per $1,000 original principal balance              17.50522698

Sec. 5.07 (g)              Pool Balance
                                  Beginning Pool Balance                                                        527,442,461.01
                                  Ending Pool Balance                                                           511,552,110.25

Sec. 5.07 (h)              Principal Distribution Amounts
                                  Principal Distribution - A-1                                                   18,079,697.42
                                  Principal Distribution - A-2                                                            0.00
                                  Principal Distribution - A-3                                                            0.00
                                  Principal Distribution - A-4                                                            0.00
                                  Principal Distribution - B                                                              0.00
                                  Principal Distribution - C                                                              0.00
                                  Principal Distribution - D                                                              0.00

Sec. 5.07(i),(j)           Fees Paid
                                   Servicing Fee                                                                    439,535.38
                                   Servicing Fee per $1,000 original principal balance                              0.83333333
                                   Reimbursement of Servicing Advances                                                    0.00
                                   Reimbursement of Servicing Advances per $1,000 original principal balance        0.00000000
                                   Reimbursement of Previous Monthly Int Advances                                   121,609.60
                                   Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance      0.23056468
                                   Owner Trustee Fee                                                                    833.33
                                   Owner Trustee Fee per $1,000 original principal balance                          0.00157994
                                   Indenture Trustee Fee                                                                662.50
                                   Indenture Trustee Fee per $1,000 original principal balance                      0.00125606

Sec. 5.07 (k)              Current Period Losses
                                   Realized Losses                                                                       0.00
                                   Cram Down Losses                                                                      0.00

Sec. 5.07 (l),(o)          Current Period Liquidated or Purchased Receivables
                                   Principal Balance of Defaulted Receivables                                            0.00
                                   Principal Balance of Repurchased Receivables                                          0.00

Section 5.07(m)            Delinquency Information

                                   Group Totals
                                                                             Principal
                                   Period                Number                Balance              Percentage
                                  30-59 days                     82             1,360,510.00                  0.27 %
                                  60-89 days                     11               207,390.00                  0.04 %
                                  90+days                         0                     0.00                  0.00 %
                                   Total                         93             1,567,900.00                  0.31 %

Sec. 5.07 (n)              Interest Distribution Amounts

                                    Interest Distribution - A-1                                                    89,948.95
                                    Interest Carryover Shortfall - A-1                                                  0.00
                                    Cumulative Interest Carryover Shortfall - A-1                                       0.00

                                    Interest Distribution - A-2                                                   124,110.45
                                    Interest Carryover Shortfall - A-2                                                  0.00
                                    Cumulative Interest Carryover Shortfall - A-2                                       0.00

                                    Interest Distribution - A-3                                                   151,321.72
                                    Interest Carryover Shortfall - A-3                                                  0.00
                                    Cumulative Interest Carryover Shortfall - A-3                                       0.00

                                    Interest Distribution - A-4                                                   180,743.92
                                    Interest Carryover Shortfall - A-4                                                  0.00
                                    Cumulative Interest Carryover Shortfall - A-4                                       0.00

                                    Interest Distribution - B                                                      26,217.86
                                    Interest Carryover Shortfall - B                                                    0.00
                                    Cumulative Interest Carryover Shortfall - B                                         0.00

                                    Interest Distribution - C                                                      20,186.42
                                    Interest Carryover Shortfall - C                                                    0.00
                                    Cumulative Interest Carryover Shortfall - C                                         0.00

                                    Interest Distribution - D                                                      37,428.42
                                    Interest Carryover Shortfall - D                                                    0.00
                                    Cumulative Interest Carryover Shortfall - D                                         0.00

Sec. 5.07 (p)              Repossession Information (Total Inventory)

                                     Number of Receivables as to which vehicles have been Repossessed                       6
                                     Balance of Receivables as to which vehicles have been Repossessed             140,948.00

Sec. 5.07 (q)              Extension Information
                                      Number of Extensions Granted                                                          17
                                      Principal Amount of Extensions Granted                                        275,812.00

Sec. 5.07 (r)              Overcollateralization Amounts
                                      Overcollateralization Target Amount                                        10,548,849.22
                                      Ending Overcollateralization Amount                                        -4,403,192.33

Sec. 5.07 (s)              Cumulative Net Loss Ratio                                                                0.0000 %

Sec. 5.07 (t)              Annualized Net Loss Ratio                                                                0.0000 %

Sec. 5.07 (u)              Three-Month Annualized Net Loss Ratio                                                    0.0000 %

Sec. 5.07 (v)              Pool Delinquency Percentage                                                              0.3065 %


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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